                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------
                                    FORM 8-K
                             ----------------------
                                 CURRENT REPORT
     Pursuant to section 13 of 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 19, 1998

                                Network Six, Inc.
             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-21038

    Rhode Island                                                     05-036-6090
(State or other jurisdiction of             (I.R.S. Employer Identification No.)

  incorporation or organization)

                    475 Kilvert Street, Warwick, Rhode Island
                 02886 (Address of principal executive offices,
                               including zip code)

                                 (401) 732-9000
              (Registrant's telephone number, including area code)

Item 5.  Other Events

         The June 19, 1998 Press Release of the Registrant attached hereto as
EXHIBIT 99 is incorporated herein by reference.

Item 7 (c).       Exhibits

         99   Press Release, dated June 19, 1998, of Network Six, Inc.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  Network Six, Inc.

                                  -----------------------
                                  (Registrant)

Date:  June 19, 1998              By:      /s/ Dorothy M. Cipolla
                                      ---------------------------
                                          Dorothy M. Cipolla
                                          Chief Financial Officer